Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "SHINECO, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF AUGUST, A.D. 1997, AT 9 O'CLOCK A.M.

CERTIFICATE OF RENEWAL, FILED THE SEVENTEENTH DAY OF NOVEMBER, A.D. 2000, AT 9 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTEENTH DAY OF APRIL, A.D. 2005, AT 12:23 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "SUPCOR, INC." TO "SHINECO, INC.", FILED THE NINTH DAY OF JUNE, A.D. 2005, AT 12:49 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE SEVENTH DAY OF OCTOBER, A.D. 2005, AT 4:38 O'CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE THIRTIETH DAY OF NOVEMBER, A.D. 2005, AT 1:06 O'CLOCK P.M.

CERTIFICATE OF RENEWAL, FILED THE THIRD DAY OF JANUARY, A.D. 2008, AT 11:30 O'CLOCK A.M.

SECRETARY OF STATE · 1776 · DELAWARE · 1970

Jeffrey W. Bullock, Secretary of State

2787222 8100H

AUTHENTICATION: 2257553

150453333

DATE: 04-01-15

You may verify this certificate online
at corp.delaware.gov/authver.shtml

Delaware

The First State

CERTIFICATE OF RENEWAL, FILED THE TWENTY-NINTH DAY OF MAY, A.D. 2013, AT 11:19 O'CLOCK A.M.

CERTIFICATE OF DESIGNATION, FILED THE TWENTY-FIFTH DAY OF AUGUST, A.D. 2014, AT 12:32 O'CLOCK P.M.

CERTIFICATE OF DESIGNATION, FILED THE TWENTY-SIXTH DAY OF AUGUST, A.D. 2014, AT 10:57 O'CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-NINTH DAY OF AUGUST, A.D. 2014, AT 1:01 O'CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTH DAY OF SEPTEMBER, A.D. 2014, AT 11:43 O'CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE NINETEENTH DAY OF NOVEMBER, A.D. 2014, AT 4:46 O'CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "SHINECO, INC.".

SECRETARY OF STATE · 1776 · DELAWARE · 1970

Jeffrey W. Bullock, Secretary of State

2787222 8100H

150453333

AUTHENTICATION: 2257553

DATE: 04-01-15

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/20/1997
971278593 – 2787222

CERTIFICATE OF INCORPORATION

OF

Supcor, Inc.

FIRST: The name of this corporation shall be: ***Supcor, Inc.***

SECOND: Its registered office in the State of Delaware is to be located at: ***15 East North Street,*** in the City of ***Dover,*** County of ***Kent, Delaware 19901,*** and its registered agent at such address is: ***XL CORPORATE SERVICES, INC.***

THIRD: The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on are to do any or all things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of stock which this corporation is authorized to issue is: ***10,000,000*** common shares at ***$.001 par value.***

FIFTH: The name and address of the incorporator is as follows:

Jean M. Sherett
Blumberg*Excelsior Corporate Services, Inc.*
62 White Street
New York, New York 10013

SIXTH: The Directors shall have power to make and to alter or amend the By-Laws; to fix the amount to be reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of this corporation.

With the consent in writing, and pursuant to a majority vote of the holders of the capital stock issued and outstanding, the Directors shall have authority to dispose, in any manner, of the whole property of this corporation.

The By-Laws shall determine whether and to what extent the account and books of this corporation, or any of them, shall be open to the inspection of the stockholders; no stockholder shall have any right of inspecting any account, or book, or document of this Corporation except as conferred by the law or the By-Laws, or by resolution of the stockholders.

The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the corporation outside of the State of Delaware, at such places as maybe, from time to time, designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

It is the intention that the objects, purposes and powers specified in the THIRD paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by referenced to or inference from the terms of any other clause or paragraph in this certificate of incorporation, but that the objects, purposes and powers specified in the THIRD paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SEVENTH: No director of this Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

August, 1997.

Jean M Sherett

Jean M. Sherett
Incorporator

CERTIFICATE FOR
RENEWAL AND REVIVAL OF CHARTER
OF

SUPCOR, INC.

SUPCOR, INC., a corporation organized under the laws of Delaware, the certificate of incorporation of which was filed in the office of the Secretary of State on August 20, 1997, and recorded in the office of the Recorder of Deeds for Kent County, the charter of which was voided for non-payment if taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of the corporation is: SUPCOR, INC.

2. Its registered office in the State of Delaware is located at United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901. The name of its registered agent at that address is United Corporate Services, Inc.

3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the twenty-ninth day of February, 2000, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

4. This corporation was duly organized and carried on the business authorized by its charter until the first day of March, 2000, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provision of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charter James Seasons, the last acting Secretary of SUPCOR, INC., has hereunto set his hand to this certificate this third day of August, 2000.

S/JAMES SEASONS
James Seasons, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/17/2000
001580537 – 2787222

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:25 PM 04/15/2005
FILED 12:23 PM 04/15/2005
SRV 050306634 - 2787222 FILE

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF SUPCOR, INC.

The undersigned, President of Supcor, Inc., hereby certifies:

That the Board of Directors of said corporation by unanimous written consent dated the 27th day of December 2000, adopted a resolution to amend the original articles of incorporation as follows:

SUPCOR, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1. That Article FOUR of the Certificate of Incorporation be amended and, as amended, read as follows:

"FOURTH: The Corporation shall be authorized to issue the following shares:

Class	Number of Shares	Par Value
Common	25,000,000	$.001
Preferred	5,000,000	$.001

The Corporation is authorized to issue Five Million (5,000,000) shares of Preferred Stock, $.001 par value per share, which shares of Preferred Stock may be issued in one or more series at the discretion of the Board of Directors. In establishing a series, the Board of Directors shall give to it a distinctive designation, so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof."

2. The Number of shares of the Corporation outstanding and entitled to vote on an amendment to the Article of Incorporation is 2,647,640; the said amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

3. This Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President, Richard Starke, this 27th day of December 2000.

SUPCOR, INC.
By: /s/ Richard Starke
- - - - - - - - - - - - - - - - - -
Richard Starke, President

By: /s/ James Season
- - - - - - - - - - - - - - - - - -
James Season, Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:50 PM 06/09/2005
FILED 12:49 PM 06/09/2005
SRV 050482490 - 2787222 FILE

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SUPCOR, INC.
UNDER SECTION 242 OF THE
CORPORATION LAW OF THE STATE OF DELAWARE

SUPCOR, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

"1. That Article FIRST of the Certificate of Incorporation be amended and, as amended, read as follows:

'FIRST: The name of the Corporation is SHINECO, INC.' "

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: Prompt notice of the taking of this corporate action is being given to all stockholders who did not consent in writing, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Yuying Zhang, its President, this 18th day of May 2005.

SUPCOR, INC.

By: /s/ Yuying Zhang, President
Yuying Zhang, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:41 PM 10/07/2005
FILED 04:38 PM 10/07/2005
SRV 050824790 - 2787222 FILE

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF SHINECO, INC. UNDER SECTION 242 OF THE CORPORATION LAW OF THE STATE OF DELAWARE

SHINECO, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

"1. That Article FOURTH of the Certificate of Incorporation be amended and, as amended, read as follows:

Class	Number of Shares	Par Value
Common	50,000,000	\$.001
Preferred	5,000,000	\$.001

(b) The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

(i) The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series, the dividend payment dates for the particular series, and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualification.

~d Settir..

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: Prompt notice of the taking of this corporate action is being given to all stockholders who did not consent in writing, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Yuying Zhang, its President, this 22nd day of August 2005

SHINECO, INC.

By: /s/ Yuying Zhang

Yuying Zhang, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:05 PM 11/30/2005
FILED 01:06 PM 11/30/2005
SRV 050970968 - 2787222 FILE

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

SHINECO, INC.

The undersigned corporation hereby certifies as follows:

FIRST: The name of the corporation is: SHINECO, INC.

SECOND: The following resolutions establishing Series A Convertible Preferred Shares were adopted by the Board of Directors in accordance with Section 151 of the General Corporation Laws of the State of Delaware.

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of its Articles of Incorporation, as amended, and in accordance with the General Corporaiton Law of the State of Delaware, the Board of Directors hereby authorizes the filing of a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Shineco, Inc. Accordingly, the Company is authorized to issue Series A Convertible Preferred Stock with par value of $.001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

1. Designation and Number of Shares. Shares of the series shall be designated and known as the "Series A Convertible Preferred Stock" of the Company. The Series A Convertible Preferred Stock (the "Series A Preferred") shall consist of 2,000,000 shares. Shares of the Series A Preferred which are redeemed, retired, converted into shares of the Company's $.001 par value per share Common Stock (the "Common Stock"), purchased or otherwise acquired by the Company shall be cancelled and shall revert to the status of authorized but unissued preferred stock, undesignated as to series and subject to reissuance by the Company as shares of preferred stock of any one or more series.

2. Dividends. Each issued and outstanding Series A Preferred share shall entitle the holder of record thereof to receive out of funds legally available therefor, when and as declared by the Board of Directors, dividends in cash at the rate of 6% per centum per annum of the stated value

thereof of seventy cents ($.70) per share, which shall be payable annually on such dates in each year as the Board of Directors shall deem advisable, and which shall be declared and set apart or paid before dividends of any kind may be declared upon the Common shares and before distributions of any kind may be made upon the issued and outstanding Common shares. Said dividends upon the issued and outstanding Series A Preferred shares shall be cumulative and shall be deemed to accrue from and after the date of issuance, whether earned, or whether there be funds legally available therefor, or whether said dividends shall have been declared. Whenever full dividends upon the issued and outstanding Series A Preferred shares as aforesaid for all past annual dividend periods shall have been paid, without interest, and whenever full dividends upon the issued and outstanding Series A Preferred as aforesaid for the then current annual dividend period shall have been declared and either paid or a sum sufficient for the payment thereof set aside in full, without interest, the Board of Directors may declare, set aside, or pay additional cash dividends, and/or may make share distributions of the authorized but unissued Common shares of the Company and/or its treasury Common shares, if any, and/or may make distributions of bonds or property of the corporation, including the shares or bonds of other corporations. Any reference to "distributions" in this paragraph contained shall not be deemed to include any distributions made in connection with any liquidation, dissolution, or winding up of the corporation, whether voluntary or involuntary; nor shall any such reference to "distributions" in relation to issued and outstanding shares be deemed to limit, curtail, or divest the authority of the Board of Directors to make any proper distributions, including distributions of authorized but unissued Common shares, in relation to its treasury Common shares, if any. If the Company fails to pay cash dividends when accumulated or deemed to accumulate, the Series A Preferred shareholders will have the right to receive additional interest at the rate of 6% per annum on the amount of such cash dividend payment that was not paid when accumulated or deemed to accumulate. No additional Preferred Shares will be issued in respect of unpaid dividends.

3. <u>Redemption and Repurchase.</u> The Copmpany may, through its Board of Directors and in conformity with the provisions of the Delaware General Corporation Law, at any time or from time to time, redeem all or any part of the issued and outstanding Series A Preferred shares by paying the holders of record thereof, out of funds legally available therefor, the sum of seventy cents ($0.70) for each such share to be redeemed plus an amount equivalent to all unpaid annual dividends, whether or not earned or declared, which have accrued to the date fixed for redemption. In the event of such redemption, a notice fixing the time and place of redemption shall be mailed not less than thirty days prior to the date so fixed to each holder of record of the Series A Preferred shares to be redeemed at his address as it appears on the record of shareholders. In the event that less than all of the issued and outstanding Series A Preferred shares are to be redeemed, the shares to be redeemed shall be chosen by lot or on a pro rata basis or by such equitable method as the Board of Directors may determine. On and after the date fixed for such redemption, the holders of the shares so called for redemption shall not be entitled to any dividends and shall not have any rights or interests as holders of said shares except to receive the payment or payments herein designated, without interest thereon, upon presentation and surrender of their certificates therefor. The Series A Preferred shareholders are entitled to require the Company to make an offer to repurchase all or part of the Series A Preferred shares at a purchase price equal to the aggregate of 100% of the Stated Value of the Series A Preferred

Shares and 100% of the accrued and unpaid dividends upon a change of control of the Company.

4. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or involuntary, each issued and outstanding Series A Preferred share shall entitle the holder of record thereof to payment at the rate of seventy cents ($0.70) plus an amount equal to all unpaid annual dividends, whether or not earned or declared, which have accrued thereon to the date of payment before any payment or distribution of the net assets of the Company (whether stated capital or surplus) shall be made to or set apart or the holders of record of the issued and outstanding Common shares in respect of said Common shares. After setting apart or paying in full the preferential amounts aforesaid to the holders of record of the issued and outstanding Series A Preferred shares, the remaining net assets (whether stated capital or surplus), if any, shall be distributed exclusively to the holders of record of the issued and outstanding Common shares, each issued and outstanding Common share entitling the holder of record thereof to receive an equal proportion of said remaining net assets. If the net assets of the corporation shall be insufficient to pay in full the preferential amounts among the holders of the Series A Preferred shares as aforesaid, then each issued and outstanding Seriues A Preferred share shall entitle the holder of record thereof to an equal proportion of said net assets, and the holders of the Common shares shall in no event be entitled to participate in the distribution of said net assets in respect of their Common shares. Without excluding any other proceeding which does not in fact effect a liquidation, dissolution, or winding up of the Company, a merger or consolidation of the Company into or with any other Company, a merger of any other corporation into the Company, participation by the Company in a plan for share exchanges with another corporation, or a sale, lease, mortgage, pledge, exchange, transfer, or other disposition by the corporation of all or substantially all of its assets shall not be deemed, for the purposes of this paragraph, to be a liquidation, dissolution, or winding up of the Company.

5. Conversion. At anytime on and after the date of issuance, and subject to any conditions herein contained, any or all of the Series A Preferred shares of the Company shall be convertible at any time, and from time to time, at the option of any one or more of the holders of record thereof into fully paid and nonassessable Common shares of the Company upon surrender to the Company or its designee of the certificate or certificates representing the Series A Preferred share or shares to be converted, together with a written notice of election to convert; and, upon receipt by the Company or its designee of such notice and of such surrendered certificate or certificates with any appropriate endorsement thereon, as may be prescribed by the Board of Directors, any such holder shall be entitled to receive a certificate or certificates representing the Common share[s] into which such Series A Preferred share[s] are convertible, and any such holder shall be deemed to be a holder of record of said Common share[s] as of the time of said receipt by the corporation or its sign designee.

Each Series A Preferred share is convertible, at the option of the Series A Preferred Series A Shareholder at any time, into one of Share common stock at the price equal to 88%

of the market price on the date of conversion and one common stock purchase warrants. Cost of conversion fees have to be borne by the Series A Preferred shareholder. There is no separate issue price for the Warrants. Each Warrant carries the right to subscribe for one Common Share at an exercise price of $2. In connection with effecting any transfer to the Company for cancellation of any Preferred shares upon conversion of the same into Common shares, the Company shall not be obliged to issue a certificate or certificates for fractions of a Common share but shall pay to the holder thereof the cash value of such fractional common shares. Any Series A Preferred shares which have been converted shall be cancelled and shall be restored to the status of authorized but unissued Series A Preferred shares. Except as such requirement may otherwise be dispensed with by law, the Board of Directors of the Company shall at all times reserve a sufficient number of authorized but unissued Common shares, which shall be issued only in satisfaction of the conversion rights and privileges aforesaid. Whenever the Company shall determine to redeem any or all of the outstanding Series A Preferred shares, the notice of redemption in that connection shall include a statement to the effect that the rights and privileges of each holder of said Preferred shares to convert the same will cease at the close of business on the day prior to the date of redemption specified in the notice of redemption. Whenever the Company shall issue any shares (other than the Series A Preferred shares aforesaid), bonds, securities, or obligations which are convertible into or exchangeable for Common shares, shall issue any warrants, options, or similar rights which entitle the holders thereof to subscribe for, purchase, or otherwise acquire Common shares, shall subdivide, combine, or otherwise change its Common shares, or shall take or permit to be taken any other action which will result in the dilution of the conversion rights and privileges of the Series A Preferred shares, the Board of Directors of the Company shall forthwith cause to be made any such adjustment on the basis of conversion as it shall determine to be necessary to preserve to said holders of the Series A Preferred shares those rights and privileges which are substantially proportionate to the rights and privileges of the Series A Preferred shares existing prior to said event or events. After any reorganization or any consolidation or merger of the Company or any sale, lease, mortgage, pledge, exchange, transfer, or other disposition of all or substantially all of the assets of the Copmpany, the holders of the Series A Preferred shares shall thereafter be entitled to receive, upon conversion, the kind and amount of shares or other securities or property which they would have been entitled to receive had they converted such Series A Preferred shares into Common shares of the Company as of the record date for the determination of Common shareholders entitled to cast their votes for or against or to express any dissent to such reorganization, consolidation, merger, sale, lease, exchange, or other disposition; and, after the happening of one or more of the aforesaid events, if any, the rights of such holders of the Series A Preferred shares with respect to the adjustment of basis of conversion shall be appropriately continued and preserved in order to afford, as nearly as possible, protection against dilution of the conversion rights and privileges comparable to those conferred herein. The reference to Common shares herein shall be deemed to include shares of any class into which said Common shares may be changed.

6. Transferability.

Voting, anti-dilution and other rights attaching to the Series A Preferred Shares.
During the first 12 months from and after the issue date, the Series A Preferred shareholders are not permitted to transfer any of the Series A Preferred shares or shares issuable upon conversion of the Series A Preferred Shares. From and after the date occurring 12 months and one day after the issue date, except as described below, there will be no restrictions on the transfers by the shareholders of the Series A Preferred Shares. Shares issuable upon conversion thereof by the shareholders to any person who holds, or would hold, as a result of any such transfer, more than 5% of the issued share capital of the Company, or, to certain designated competitors of the Company, will be restricted. Designated competitors generally include any person, together with its controlled affiliates, primarily engaged in the healthcare business that has, together with its controlled affiliates, annual consolidated gross revenues in excess of US$1,000,000. Transfers among the shareholders will not be subject to the foregoing restrictions.

7. Adjustments to Conversion Rate and Reorganization. The conversion price for the Series A Preferred Shares will be adjusted downwards to account for stock dividends, stock splits, reclassifications of shares and below market issuances of shares in which a convertible Series A Preferred shareholder elects not to participate. In the case where the Series A Preferred shareholders do not participate in the above-mentioned offer, the conversion price is adjusted to account for the below-market issuance. However, no adjustment is provided unless the offer price is at least 85% of the market price and then only with respect to amounts below the 85% trigger.
The Conversion Rate for the number of shares of Common Stock into which the Series A Preferred Stock shall be converted on a Conversion shall be subject to adjustment from time to time as hereinafter set forth:

(a) Stock Dividends - Recapitalization, Reclassification, Split-Ups. If, prior to the date of Conversion, the number of outstanding shares of Common Stock is increased by a stock dividend on the Common Stock payable in shares of Common Stock or by a split-up, recapitalization or reclassification of shares of Common Stock or other similar event, then, on the effective date thereof, the Conversion Rate will be adjusted so that the number of shares of Common Stock issuable on the Conversion of the Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares of Common Stock.

(b) Aggregation of Shares. If prior to the date of Conversion, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, upon the effective date thereof, the number of shares of Common Stock issuable on the Conversion of the Series A Preferred shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(c) Change Resulting from Reorganization or Change in Par Value, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock which solely affects the par value of the shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the holders of the Series A Convertible Preferred Stock shall have the right thereafter to receive upon the conversion of the Series A Convertible Preferred Stock the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or other transfer, by a holder of the number of shares of Common Stock into which the Series A Convertibgle Preferred Stock is convertible immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock, then such adjustment also shall be made.

(d) Successive Changes. The provisions of this Section shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

8. Voting Rights. The holders of record of shares of Series A Convertible Preferred Stock shall be entitled to the following voting rights:

(a) Those voting rights required by applicable law and as provided in Sections 7(b) and 7(c) hereof; and

(b) The right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of Common Stock issuable in a Conversion based on the then applicable Conversion Rate.

(c) Whenever holders of Series A Convertible Preferred Stock are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken and signed by the holders of the outstanding capital stock of the Company having not less than the minimum number of votes that would be

necessary to authorize or take such action at a meeting at which all such shares entitled to vote thereon were present and voted. Each share of the Series A Convertible Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series A Convertible Preferred Stock, as set forth in this Section 8(c).

9. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Convertible Preferred Stock against impairment.

10. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Convertible Preferred Stock but the holder shall receive the cash value of such fractional share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

11. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series A Convertible Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

12. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given (a) if deposited in the People's Republic of China or the United States mail, if applicable, mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company (b) by facsimile transmission, email or other electronic means or (c) by personal delivery.

13. Protective Provisions. So long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class:

(a) create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series A Convertible Preferred Stock.

(b) directly or indirectly, alter or change the rights, preferences or privileges of the Series A Convertible Preferred Stock.

(c) amend the Company's Articles of Incorporation in a manner that materially adversely affects the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock.

(d) liquidate or wind-up the Company; or

(e) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock, except as otherwise provided herein; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

14. Return of Status as Authorized Shares. Upon a Conversion or any other redemption or extinguishment of the Series A Convertible Preferred Stock, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

15. Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series A Convertible Preferred Stock. For as long as any shares of Series A Convertible Preferred Stock are outstanding, the terms hereof may be amended, modified, repealed or waived only by vote of the Board of Directors of the Company and a vote of a majority of the holders of the outstanding shares of Series A Convertible Preferred Stock, voting together as a class and series.

IN WITNESS WHEREOF, Shineco, Inc. has caused this Certificate to be signed by Yuying Zhang and Lin Wen, its President and Secretary, respectively, this 28th day of November, 2005.

SHINECO, INC.

By: (s)YUYING ZHANG
Yuying Zhang, President

By: (s) LIN WN________
Lin Wen, Secretary

CERTIFDESIGRevisedXXX.112805.doc

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:30 AM 01/03/2008
FILED 11:30 AM 01/03/2008
SRV 080007312 - 2787222 FILE

STATE OF DELAWARE CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is Shineco, Inc.
2. Its registered office in the State of Delaware is located at 874 Walker Road Suite C (street). City of Dover Zip Code 19904 County of Kent the name of its registered agent is United Corporate Services, Inc.
3. The date of filing of the original Certificate of Incorporation in Delaware was August 20, 1997.
4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, 2006, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.
5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2006, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his/her hand to this certificate this 28 day of December A.D. 2007.

By: ____________________
Authorized Officer

Name: Zhang Yuying
Print or Type

Title: CEO & President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:19 AM 05/29/2013
FILED 11:19 AM 05/29/2013
SRV 130695798 - 2787222 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter and hereby certifies as follows:

1. The name of this corporation is SHINECO, INC.

2. The address of the registered office of the Corporation in the State of Delaware is 1220 N Market Street, Suite 806, Wilmington, Delaware, New Castle, 19801 . The name of its registered agent at such address is Offshore Incorporations (Delaware) Limited

3. The date the Certificate of Incorporation was filed in Delaware was September 08, 1997.

4. The date when restoration, renewal and revival o the charter of this company is to commerce is the 28th day of February 2010. The renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 2010, at which time its charter became inoperative and voided for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his hand to this certificate this 23rd day of March, 2013.

By: ______________________
Zhang Yuying, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:32 PM 08/25/2014
FILED 12:32 PM 08/25/2014
SRV 141105145 - 2787222 FILE

AMENDED CERTIFICATE OF DESIGNATION

Of

SERIES A CONVERTIBLE PREFERRED STOCK

OF

SHINECO, INC.

The undersigned corporation hereby certifies as follows:

FIRST: The name of the corporation is: SHINECO, INC.

SECOND: The following resolutions amended the Certificate of Designation of Series A Convertible Preferred Stock, which was filed with the State of Delaware on November 30, 2005.

THIRD: **For accounting purpose only,** this Amended Certificate of Designation of Series A Convertible Preferred Stock is effective on December 1, 2005.

FOURTH: The following resolutions establishing Series A Convertible Preferred Shares were adopted by the Board of Directors in accordance with Section 151 of the General Corporation Laws of the State of Delaware.

> **RESOLVED**, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of its Articles of Incorporation, as amended, and in accordance with the General Corporation Law of the State of Delaware, the Board of Directors hereby authorizes the filing of a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Shineco, Inc. Accordingly, the Company is authorized to issue Series A Convertible Preferred Stock with par value of $.001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

1. <u>Designation and Number of Shares</u>. Shares of the series shall be designated and known as the "Series A Convertible Preferred Stock" of the Company. The Series A Convertible Preferred Stock (the "Series A Preferred") shall consist of 2,000,000 shares. Shares of the Series A Preferred which are redeemed, retired, converted into shares of the Company's $.001 par value per share Common Stock (the "Common Stock"), purchased or otherwise acquired by the Company shall be cancelled and shall revert to the status of authorized but unissued preferred stock, undesignated as to series

and subject to reissuance by the Company as shares of preferred stock of any one or more series.

2. Redemption and Repurchase. The Company may, through its Board of Directors and in conformity with the provisions of the Delaware General Corporation Law, at any time or from time to time, redeem all or any part of the issued and outstanding Series A Preferred shares by paying the holders of record thereof, out of funds legally available therefore, the sum of each such share to be redeemed plus an amount equivalent to all unpaid annual dividends, whether or not earned or declared, which have accrued to the date fixed for redemption. In the event of such redemption, a notice fixing the time and place of redemption shall be mailed not less than thirty days prior to the date so fixed to each holder of record of the Series A Preferred shares to be redeemed at his address as it appears on the record of shareholders. In the event that less than all of the issued and outstanding Series A Preferred shares are to be redeemed, the shares to be redeemed shall be chosen by lot or on a pro rata basis or by such equitable method as the Board of Directors may determine. On and after the date fixed for such redemption, the holders of the shares so called for redemption shall not be entitled to any dividends and shall not have any rights or interests as holders of said shares except to receive the payment or payments herein designated, without interest thereon, upon presentation and surrender of their certificates therefor. The Series A Preferred shareholders are entitled to require the Company to make an offer to repurchase all or part of the Series A Preferred shares at a purchase price equal to the aggregate of 100% of the Stated Value of the Series A Preferred Shares and 100% of the accrued and unpaid dividends upon a change of control of the Company.

3. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or involuntary, each issued and outstanding Series A Preferred share shall entitle the holder of record thereof to payment at the rate of the price plus an amount equal to all unpaid annual dividends, whether or not earned or declared, which have accrued thereon to the date of payment before any payment or distribution of the net assets of the Company (whether stated capital or surplus) shall be made to or set apart or the holders of record of the issued and outstanding Common shares in respect of said Common shares. After setting apart or paying in full the preferential amounts aforesaid to the holders of record of the issued and outstanding Series A Preferred shares, the remaining net assets (whether stated capital or surplus), if any, shall be distributed exclusively to the holders of record of the issued and outstanding Common shares, each issued and outstanding Common share entitling the holder of record thereof to receive an equal proportion of said remaining net assets. If the net assets of the corporation shall be insufficient to pay in full the preferential amounts among the holders of the Series A Preferred shares as aforesaid, then each issued and outstanding Seriues A Preferred share shall entitle the holder of record thereof to an equal proportion of said net assets, and the holders of the Common shares shall in no event be entitled to participate in the distribution of said net assets in respect of their Common shares. Without excluding any other proceeding which does not in fact effect a liquidation, dissolution, or winding up of the Company, a merger or consolidation of the Company into or with any other Company, a merger of any other corporation into the Company, participation by the Company in a plan

for share exchanges with another corporation, or a sale, lease, mortgage, pledge, exchange, transfer, or other disposition by the corporation of all or substantially all of its assets shall not be deemed, for the purposes of this paragraph, to be a liquidation, dissolution, or winding up of the Company.

4. Conversion. At anytime on and after the date of issuance, and subject to any conditions herein contained, any or all of the Series A Preferred shares of the Company shall be convertible at any time, and from time to time, at the option of any one or more of the holders of record thereof into fully paid and nonassessable Common shares of the Company upon surrender to the Company or its designee of the certificate or certificates representing the Series A Preferred share or shares to be converted, together with a written notice of election to convert; and, upon receipt by the Company or its designee of such notice and of such surrendered certificate or certificates with any appropriate endorsement thereon, as may be prescribed by the Board of Directors, any such holder shall be entitled to receive a certificate or certificates representing the Common share[s] into which such Series A Preferred share[s] are convertible, and any such holder shall be deemed to be a holder of record of said Common share[s] as of the time of said receipt by the corporation or its sign designee.

Each Series A Preferred share is convertible, at the option of the Series A Preferred Series A Shareholder at any time, into one of Share common stock on the date of conversion. Cost of conversion fees have to be borne by the Series A Preferred shareholder. In connection with effecting any transfer to the Company for cancellation of any Preferred shares upon conversion of the same into Common shares, the Company shall not be obliged to issue a certificate or certificates for fractions of a Common share but shall pay to the holder thereof the cash value of such fractional common shares. Any Series A Preferred shares which have been converted shall be cancelled and shall be restored to the status of authorized but unissued Series A Preferred shares. Except as such requirement may otherwise be dispensed with by law, the Board of Directors of the Company shall at all times reserve a sufficient number of authorized but unissued Common shares, which shall be issued only in satisfaction of the conversion rights and privileges aforesaid. Whenever the Company shall determine to redeem any or all of the outstanding Series A Preferred shares, the notice of redemption in that connection shall include a statement to the effect that the rights and privileges of each holder of said Preferred shares to convert the same will cease at the close of business on the day prior to the date of redemption specified in the notice of redemption.

5. Transferability.Voting, anti-dilution and other rights attaching to the Series A Preferred Shares.

During the first 36 months from and after the issue date, the Series A Preferred shareholders are not permitted to transfer any of the Series A Preferred shares or shares issuable upon conversion of the Series A Preferred Shares. From and after the date occurring 36 months and one day after the issue date, except as described below, there will be no restrictions on the transfers by the shareholders of the Series A Preferred Shares. Shares issuable upon conversion thereof by the shareholders to any person who holds, or would hold, as a result of any such transfer, more than 5% of the issued share capital of the Company, or, to certain designated competitors of the Company, will be restricted. Designated competitors generally include any person, together with its controlled affiliates, primarily engaged in the healthcare business that has, together with its controlled affiliates, annual consolidated gross revenues in excess of US$1,000,000. Transfers among the shareholders will not be subject to the foregoing restrictions.

6. Voting Rights. The holders of record of shares of Series A Convertible Preferred Stock shall be entitled to the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of Common Stock issuable in a Conversion based on the then applicable Conversion Rate.

7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Convertible Preferred Stock against impairment.

8. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Convertible Preferred Stock but the holder shall receive the cash value of such fractional share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

9. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series A Convertible Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

10. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given (a) if deposited in the People's Republic of China or the United States mail, if applicable, mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company (b) by facsimile transmission, email or other electronic means or (c) by personal delivery.

11. Protective Provisions. So long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class:

(a) create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series A Convertible Preferred Stock.

(b) directly or indirectly, alter or change the rights, preferences or privileges of the Series A Convertible Preferred Stock.

(c) amend the Company's Articles of Incorporation in a manner that materially adversely affects the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock.

(d) liquidate or wind-up the Company; or

(e) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock, except as otherwise provided herein; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

12. Return of Status as Authorized Shares. Upon a Conversion or any other redemption or extinguishment of the Series A Convertible Preferred Stock, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

13. Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series A Convertible Preferred Stock. For as long as any shares of Series A Convertible Preferred Stock are outstanding, the terms hereof may be amended, modified, repealed or waived only by vote of the Board of Directors of the Company and a vote of a majority of the holders of the outstanding shares of Series A Convertible Preferred Stock, voting together as a class and series.

IN WITNESS WHEREOF, Shineco, Inc. has caused this Amended Certificate to be signed by Yuying Zhang, its President.

SHINECO, INC.

By: ______________________

Yuying Zhang , President

Date: August 4, 2014

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:57 AM 08/26/2014
FILED 10:57 AM 08/26/2014
SRV 141109251 - 2787222 FILE

AMENDED CERTIFICATE OF DESIGNATION

Of

SERIES A CONVERTIBLE PREFERRED STOCK

OF

SHINECO, INC.

The undersigned corporation hereby certifies as follows:

FIRST: The name of the corporation is: SHINECO, INC.

SECOND: The following resolutions amended the Certificate of Designation of Series A Convertible Preferred Stock, which was filed with the State of Delaware on November 30, 2005.

THIRD: **For accounting purpose only**, this Amended Certificate of Designation of Series A Convertible Preferred Stock is effective on December 1, 2007.

FOURTH: The following resolutions establishing Series A Convertible Preferred Shares were adopted by the Board of Directors in accordance with Section 151 of the General Corporation Laws of the State of Delaware.

> **RESOLVED**, that pursuant to the authority vested in the Board of Directors of the Company, the provisions of its Articles of Incorporation, as amended, and in accordance with the General Corporation Law of the State of Delaware, the Board of Directors hereby authorizes the filing of a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Shineco, Inc. Accordingly, the Company is authorized to issue Series A Convertible Preferred Stock with par value of $.001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thercof, as follows:

1. Designation and Number of Shares. Shares of the series shall be designated and known as the "Series A Convertible Preferred Stock" of the Company. The Series A Convertible Preferred Stock (the "Series A Preferred") shall consist of 3,000,000 shares. Shares of the Series A Preferred which are redeemed, retired, converted into shares of the Company's $.001 par value per share Common Stock (the "Common Stock"), purchased or otherwise acquired by the Company shall be cancelled and shall revert to the status of authorized but unissued preferred stock, undesignated as to series

and subject to reissuance by the Company as shares of preferred stock of any one or more series.

2. Redemption and Repurchase. The Company may, through its Board of Directors and in conformity with the provisions of the Delaware General Corporation Law, at any time or from time to time, redeem all or any part of the issued and outstanding Series A Preferred shares by paying the holders of record thereof, out of funds legally available therefore, the sum of each such share to be redeemed plus an amount equivalent to all unpaid annual dividends, whether or not earned or declared, which have accrued to the date fixed for redemption. In the event of such redemption, a notice fixing the time and place of redemption shall be mailed not less than thirty days prior to the date so fixed to each holder of record of the Series A Preferred shares to be redeemed at his address as it appears on the record of shareholders. In the event that less than all of the issued and outstanding Series A Preferred shares are to be redeemed, the shares to be redeemed shall be chosen by lot or on a pro rata basis or by such equitable method as the Board of Directors may determine. On and after the date fixed for such redemption, the holders of the shares so called for redemption shall not be entitled to any dividends and shall not have any rights or interests as holders of said shares except to receive the payment or payments herein designated, without interest thereon, upon presentation and surrender of their certificates therefor. The Series A Preferred shareholders are entitled to require the Company to make an offer to repurchase all or part of the Series A Preferred shares at a purchase price equal to the aggregate of 100% of the Stated Value of the Series A Preferred Shares and 100% of the accrued and unpaid dividends upon a change of control of the Company.

3. Liquidation Preference. In the event of any liquidation, dissolution, or winding up of the affairs of the Company, whether voluntary or involuntary, each issued and outstanding Series A Preferred share shall entitle the holder of record thereof to payment at the rate of the price plus an amount equal to all unpaid annual dividends, whether or not earned or declared, which have accrued thereon to the date of payment before any payment or distribution of the net assets of the Company (whether stated capital or surplus) shall be made to or set apart or the holders of record of the issued and outstanding Common shares in respect of said Common shares. After setting apart or paying in full the preferential amounts aforesaid to the holders of record of the issued and outstanding Series A Preferred shares, the remaining net assets (whether stated capital or surplus), if any, shall be distributed exclusively to the holders of record of the issued and outstanding Common shares, each issued and outstanding Common share entitling the holder of record thereof to receive an equal proportion of said remaining net assets. If the net assets of the corporation shall be insufficient to pay in full the preferential amounts among the holders of the Series A Preferred shares as aforesaid, then each issued and outstanding Series A Preferred share shall entitle the holder of record thereof to an equal proportion of said net assets, and the holders of the Common shares shall in no event be entitled to participate in the distribution of said net assets in respect of their Common shares. Without excluding any other proceeding which does not in fact effect a liquidation, dissolution, or winding up of the Company, a merger or consolidation of the Company into or with any other Company, a merger of any other corporation into the Company, participation by the Company in a plan

for share exchanges with another corporation, or a sale, lease, mortgage, pledge, exchange, transfer, or other disposition by the corporation of all or substantially all of its assets shall not be deemed, for the purposes of this paragraph, to be a liquidation, dissolution, or winding up of the Company.

4. Conversion. At anytime on and after the date of issuance, and subject to any conditions herein contained, any or all of the Series A Preferred shares of the Company shall be convertible at any time, and from time to time, at the option of any one or more of the holders of record thereof into fully paid and nonassessable Common shares of the Company upon surrender to the Company or its designee of the certificate or certificates representing the Series A Preferred share or shares to be converted, together with a written notice of election to convert; and, upon receipt by the Company or its designee of such notice and of such surrendered certificate or certificates with any appropriate endorsement thereon, as may be prescribed by the Board of Directors, any such holder shall be entitled to receive a certificate or certificates representing the Common share[s] into which such Series A Preferred share[s] are convertible, and any such holder shall be deemed to be a holder of record of said Common share[s] as of the time of said receipt by the corporation or its sign designee.

Each Series A Preferred share is convertible, at the option of the Series A Preferred Series A Shareholder at any time, into one of Share common stock on the date of conversion. Cost of conversion fees have to be borne by the Series A Preferred shareholder. In connection with effecting any transfer to the Company for cancellation of any Preferred shares upon conversion of the same into Common shares, the Company shall not be obliged to issue a certificate or certificates for fractions of a Common share but shall pay to the holder thereof the cash value of such fractional common shares. Any Series A Preferred shares which have been converted shall be cancelled and shall be restored to the status of authorized but unissued Series A Preferred shares. Except as such requirement may otherwise be dispensed with by law, the Board of Directors of the Company shall at all times reserve a sufficient number of authorized but unissued Common shares, which shall be issued only in satisfaction of the conversion rights and privileges aforesaid. Whenever the Company shall determine to redeem any or all of the outstanding Series A Preferred shares, the notice of redemption in that connection shall include a statement to the effect that the rights and privileges of each holder of said Preferred shares to convert the same will cease at the close of business on the day prior to the date of redemption specified in the notice of redemption.

5. Transferability.Voting, anti-dilution and other rights attaching to the Series A Preferred Shares.

During the first 36 months from and after the issue date, the Series A Preferred shareholders are not permitted to transfer any of the Series A Preferred shares or shares issuable upon conversion of the Series A Preferred Shares. From and after the date occurring 36 months and one day after the issue date, except as described below, there will be no restrictions on the transfers by the shareholders of the Series A Preferred Shares. Shares issuable upon conversion thereof by the shareholders to any person who holds, or would hold, as a result of any such transfer, more than 5% of the issued share capital of the Company, or, to certain designated competitors of the Company, will be restricted. Designated competitors generally include any person, together with its controlled affiliates, primarily engaged in the healthcare business that has, together with its controlled affiliates, annual consolidated gross revenues in excess of US$1,000,000. Transfers among the shareholders will not be subject to the foregoing restrictions.

6. Voting Rights. The holders of record of shares of Series A Convertible Preferred Stock shall be entitled to the right to vote together with the holders of the Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote. Each share of Series A Convertible Preferred Stock will carry a number of votes equal to the number of shares of Common Stock issuable in a Conversion based on the then applicable Conversion Rate.

7. No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Convertible Preferred Stock against impairment.

8. No Fractional Shares and Certificate as to Adjustments. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Convertible Preferred Stock but the holder shall receive the cash value of such fractional share. The number of shares issuable upon conversion shall be determined on the basis of the total number of shares of Series A Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

9. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Company shall mail to each holder of Series A Convertible Preferred Stock, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

10. Notices. Any notice required by the provisions of this Certificate of Designations to be given to the holders of shares of Series A Convertible Preferred Stock shall be deemed given (a) if deposited in the People's Republic of China or the United States mail, if applicable, mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Company (b) by facsimile transmission, email or other electronic means or (c) by personal delivery.

11. Protective Provisions. So long as any shares of Series A Convertible Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, voting as a separate class:

(a) create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges equal or senior to the Series A Convertible Preferred Stock.

(b) directly or indirectly, alter or change the rights, preferences or privileges of the Series A Convertible Preferred Stock.

(c) amend the Company's Articles of Incorporation in a manner that materially adversely affects the rights, preferences or privileges of the holders of the Series A Convertible Preferred Stock.

(d) liquidate or wind-up the Company; or

(e) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock, except as otherwise provided herein; provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

12. Return of Status as Authorized Shares. Upon a Conversion or any other redemption or extinguishment of the Series A Convertible Preferred Stock, the shares converted, redeemed or extinguished will be automatically returned to the status of authorized and unissued shares of preferred stock, available for future designation and issuance pursuant to the terms of the Articles of Incorporation.

13. Amendment. This Certificate of Designations constitutes an agreement between the Company and the holders of the Series A Convertible Preferred Stock. For as long as any shares of Series A Convertible Preferred Stock are outstanding, the terms hereof may be amended, modified, repealed or waived only by vote of the Board of Directors of the Company and a vote of a majority of the holders of the outstanding shares of Series A Convertible Preferred Stock, voting together as a class and series.

IN WITNESS WHEREOF, Shineco, Inc. has caused this Amended Certificate to be signed by Yuying Zhang, its President.

SHINECO, INC.

By: ______________________
Yuying Zhang , President

Date: August 4, 2014

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:01 PM 08/29/2014
FILED 01:01 PM 08/29/2014
SRV 141125703 - 2787222 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that at a meeting of the Board of Directors of **Shineco, Inc (the "Corporation"), IT IS RESOLVED**, that the Certificate of Incorporation of this corporation be amended as follows:

That Article FOURTH, paragraph (c) be amended to read as follows:

(c) Reverse Stock Split: For accounting purpose only, effective upon June 30, 2014 (the "Effective Time"), there is effective an One for Four reverse stock split (the "Reverse Split") of the Corporation's issued and outstanding shares of Common Stock, whereby each four (4) shares of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the "Old Common Stock") shall, automatically without any action on the part of the holder thereof, be converted into One (1) share of Common Stock (the "New Common Stock"). All fractional share amounts resulting from the reverse stock split shall be rounded up to the next whole share of New Common Stock."

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on this August 5, 2014.

Shineco, Inc.

By:________________________

Yuying Zhang

President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:43 AM 09/05/2014
FILED 11:43 AM 09/05/2014
SRV 141146109 - 2787222 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify that at a meeting of the Board of Directors of **Shineco, Inc (the "Corporation"), IT IS RESOLVED**, that the Certificate of Incorporation of this corporation be amended as follows:

That Article FOURTH, be amended to read as follows:

(a) For accounting purpose only, effective upon August 15, 2013 (the "Effective Time"), the total number of shares of stock which the corporation is authorized to issue is: 100,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

(b) Remains the same.

(c) Forward Stock Split: For accounting purpose only, effective upon August 15, 2013 (the "Effective Time"), there is effective an Eleven for Two (11:2) forward stock split (the "Forward Split") of the Corporation's issued and outstanding shares of Common Stock, whereby each one (1) share of Common Stock issued and outstanding or held as treasury shares immediately prior to the Effective Time (the "Old Common Stock") shall, automatically without any action on the part of the holder thereof, be converted into five and half (5.5) shares of Common Stock (the "New Common Stock"). All fractional share amounts resulting from the forward stock split shall be rounded up to the next whole share of New Common Stock."

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on this August 5, 2014.

Shineco, Inc.

By:__________________________
Yuying Zhang
President

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:57 PM 11/19/2014
FILED 04:46 PM 11/19/2014
SRV 141432915 - 2787222 FILE

STATE OF DELAWARE
CERTIFICATE of CHANGE of
REGISTERED AGENT AND/OR
REGISTERED OFFICE

FIRST: The Board of Directors of SHINECO, INC., a Delaware Corporation, on this 19th day of NOV, AD 2014, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 113 Barksdale Professional Center, in the City of Newark, County of New Castle, Zip Code 19711.

SECOND: The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Delaware Intercorp, Inc.

THIRD: The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 19th day of NOV, AD 2014.

SIGNED: [signature]
Authorized Officer

NAME: YUYING ZHANG
Print or Type

TITLE: PRESIDENT